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                       Securities and Exchange Commission
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 16, 2001


                             SENTIGEN HOLDING CORP.

                         (Formerly Prime Cellular, Inc.)

             (Exact name of registrant as specified in its charter)


             Delaware                                         0-18700
(State or other jurisdiction of incorporation)          (Commission File No.)


         580 Marshall Street
         Phillipsburg, New Jersey                             08865
(Address of principal executive offices)                  (Postal Code)


        Registrant's telephone number, including area code:(908) 387-1673



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Item 4. Changes in Registrant's Certifying Accountant

         (a) Previous independent accountants

             (i) On April 16, 2001, Raich Ende Malter & Co. LLP, the independent accountants of Sentigen Holding Corp. ("Registrant"), were dismissed.

             (ii) The reports of Raich Ende Malter & Co. LLP on the financial statements during the past two fiscal years contained no adverse opinion, disclaimer of opinion or modification of the opinion.

             (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on April 16, 2001.

             (iv) In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through April 16, 2001, there have been no disagreements with Raich Ende Malter & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Raich Ende Malter & Co. LLP would have caused them to make reference thereto in their report on the financial statements.

             (v) During the two most recent fiscal years and through April 16, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

             (vi) The Registrant requested that Raich Ende Malter & Co. LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

         (b) New independent accountants

             The Registrant engaged Deloitte & Touche as its new independent accountants as of April 16, 2001. During the two most recent fiscal years and through April 16, 2001, the Registrant has not consulted with Deloitte & Touche regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c) Exhibits:

         16.1 Letter from Raich Ende Malter & Co. LLP dated April 16, 2001.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SENTIGEN HOLDING CORP.



                                             /s/ Fredrick B. Rolff
                                            -----------------------------------
                                            Name: Fredrick B. Rolff
                                            Title:   Chief Financial Officer,
                                                     Vice President - Finance,
                                                     Treasurer and Secretary


Date: April 17, 2001